SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  August 9, 1996



                         SIMON PROPERTY GROUP, L.P.
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           (Exact name of registrant as specified in charter)



         DELAWARE              33-98364                 35-1903854
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     (State or other         (Commission               (IRS Employer
      jurisdiction of         File Number)          Identification No.)
      incorporation)



         115 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA 46204
         (Address of principal executive offices)     (Zip Code)



   Registrant's telephone number, including area code: (317) 636-1600



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     (Former name or former address, if changed since last report)



Item 2.   ACQUISITION OR DISPOSITION OF ASSETS
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     On August 9, 1996, pursuant to an Agreement and Plan of Merger, dated as of March 26, 1996, as amended, among Simon DeBartolo Group, Inc., a Maryland corporation (formerly known as Simon Property Group, Inc.) ("SDG") and general partner of the Registrant, Day Acquisition Corp., an Ohio corporation and a subsidiary of SDG ("Sub"), and DeBartolo Realty Corporation, an Ohio corporation ("DRC"), Sub was merged with and into DRC (the "Merger"). The Merger and certain other related matters were approved by stockholders of SDG and shareholders of DRC at their special meetings held on August 7, 1996 and August 6, 1996, respectively.

     In connection with the Merger, all of the limited partners of the Registrant and SDG, as general partner of the Registrant, contributed an aggregate 49.5% of the outstanding partnership units of the Registrant ("Units") and an additional 49.5% interest in the profits of the Registrant to DeBartolo Realty Partnership, L.P., a Delaware limited partnership and a subsidiary of DRC (the "Operating Partnership"),in exchange for a majority of the partnership interest in the Operating Partnership.

     For financial reporting purposes, the completion of the Merger and other related transactions results in a reverse acquisition of all assets and liabilities of the Operating Partnership. Although DeBartolo Realty Partnership, L.P. (now SDG, LP), survived the transactions and became the primary operating partnership of Simon DeBartolo Group, Inc., SDG, LP is the accounting acquirer. Accordingly, the financial statements filed by SDG, LP for the post-merger periods will reflect the acquisition of the Operating Partnership by SPG, LP using the purchase method of accounting and for all pre-merger comparative periods will reflect the financial statements of SPG, LP or SPG, LP's Predecessor.

     Information concerning the Merger and the transactions contemplated thereunder was previously reported in SDG's Prospectus/Joint Proxy Statement which is a part of the Registration Statement on Form S-4 (333-06933) as amended and declared effective by the Securities and Exchange Commission on June 28, 1996 (the "Registration Statement"), which is incorporated by reference herein to the extent appropriate.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
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(a) and (b)  The required financial information will be filed, as required, no later than October 8, 1996.

(c) Exhibits

             The items listed on the Exhibit Index attached hereto are filed with or made a part of this Current Report on Form 8-K.



                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 26, 1996

     SIMON PROPERTY GROUP, L.P.

     By:  Simon DeBartolo Group, Inc.
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          Its General Partner


     By:  /s/ James M. Barkley
          --------------------
          Name: James M. Barkley
          Title: Secretary/General Counsel



                                 EXHIBIT INDEX
                                 -------------


                                                              Sequentially
Exhibit No.  Description                                    Numbered Pages

  2.1        Agreement and Plan of Merger (the "Merger
             Agreement") (dated as of March 26, 1996, among
             SDG, Sub and DRC (included as Annex I to the
             Prospectus/Joint Proxy Statement referred to in Exhibit 20.1).

  2.2 Amendment No. 1 to the Merger Agreement, dated as of June 26, 1996 (included as Annex I to the
             Prospectus/Joint Proxy Statement referred to in
             Exhibit 20.1).

  2.3 Amendment No. 2 to the Merger Agreement, dated as of August 8, 1996 (incorporated by reference as Exhibit 2.3 of the Current Report on Form 8-K filed by SDG) on August 26, 1996 (the "SDG
             Form 8-K").

 10.1        Amended and Restated Partnership Agreement of the
             Registrant (incorporated by reference as Exhibit
             10.1.2 of the Registration Statement referred to in Exhibit 20.1).

 10.2 Contribution Agreement (incorporated by reference as Exhibit 10.5 of the Registration Statement referred to in Exhibit 20.1).

 20.1 Prospectus/Joint Proxy Statement dated June 28, 1996 (incorporated by reference to the Prospectus/Joint Proxy Statement dated June 28, 1996, forming a part of the SDG's Registration Statement (the "Registration Statement") on Form S-4 (333-06933), as amended and declared effective by the Securities and Exchange Commission on June 28, 1996).

 99.1 Press Release dated August 7, 1996 (incorporated by reference as Exhibit 99.1 of the SDG Form 8-K).

 99.2 Press Release dated August 9, 1996 (incorporated by reference as Exhibit 99.2 of the SDG Form 8-K).